UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson

ETF Series Solutions

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6076

Registrant's telephone number, including area code

Date of fiscal year end: January 31

Date of reporting period: January 31, 2020

Item 1. Reports to Stockholders.

Annual Report

January 31, 2020

Volshares Large Cap ETF

Ticker: VSL

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Fund’s reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

Volshares Large Cap ETF

Volshares Large Cap ETF

Letter to Shareholders (Unaudited)
Performance at a Glance

January 31, 2020

Dear Volshares Shareholders,

Thank you for your investment in the Volshares Large Cap ETF (“VSL” or the “Fund”). This is the Annual Report to Shareholders that covers the period from February 01, 2019 through January 31, 2020 (the “current fiscal period”). Performance as of the current fiscal period end is illustrated below:

As of January 31, 2020			Cumulative					Annualized
Fund Name / Index	Inception Date		3 Month	6 Month	9 Month	Calendar YTD	Since Inception	1 Year	Since Inception
Volshares Large Cap ETF	02/22/2018	@ Market	2.53	9.25	7.42	-2.22	28.30	25.11	13.71
		@ NAV	2.10	9.09	7.07	-2.88	27.79	24.51	13.47
Volshares Large Cap Index	02/22/2018		2.49	10.01	7.39	-2.74	29.06	24.74	14.05
S&P 500 TR	02/22/2018		6.72	9.31	11.15	-0.04	23.92	21.68	11.69

Below is an illustration of Volshares Large Cap ETF’s performance as of December 31, 2019:

As of December 31, 2019			Cumulative					Annualized
Fund Name / Index	Inception Date		3 Month	6 Month	9 Month	Calendar YTD	Since Inception	1 Year	Since Inception
Volshares Large Cap ETF	02/22/2018	@ Market	9.09	10.97	15.94	44.60	31.22	44.60	15.78
		@ NAV	9.46	11.37	16.22	44.69	31.58	44.69	15.95
Volshares Large Cap Index	02/22/2018		9.91	12.30	16.31	45.24	32.69	45.24	16.47
S&P 500 TR	02/22/2018		9.07	10.92	15.70	31.49	23.97	31.49	12.28

Gross expense ratio as of January 31, 2020 is 0.65%.

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.volsharesetfs.com.

Volshares Large Cap ETF

Letter to Shareholders (Unaudited)
MARKET OVERVIEW

Dividends Distributed – as of 1.31.2020

The Fund distributed four dividend payouts during the current fiscal period: 03/12/2019, with a rate of 0.057 per share, 06/11/2019 with a rate of 0.066 per share, 09/17/2019 with a rate of 0.095 per share and 12/30/2019 with a rate of 0.544 per share.

Volshares Large Cap ETF

The Fund uses a “passive management” or indexing approach to track the performance, before fees and expenses, of the Volshares Large Cap Index (“VOLL”). The Fund builds its portfolio by looking for companies that exhibit low volatility characteristics, but also demonstrate price momentum that could deliver above average returns. The Fund employs the Whitford Model, which analyzes the market sentiment for each company in the universe of the 500 largest companies based on the proximity of each company’s opening and closing prices in relation to their mean, and its volatility to identify the most attractive securities in terms of their potential for weekly appreciation relative to their expected volatility.

The Ups and Downs of 2019

Past performance does not guarantee future results. This chart illustrates the performance of a hypothetical $100 investment made on December 31, 2018 through December 31, 2019, and is not intended to imply any future performance. One cannot directly invest in an index.

Volshares Large Cap ETF

Letter to Shareholders (Unaudited)
MARKET OVERVIEW (Continued)

What’s Ahead

Unlike the beginning of 2019, where investors’ worries lingering from Q4 2018 centered on the Federal Reserve raising interest rates too far and too fast, recession concerns and of course President Donald Trump’s trade war with China threatening economic growth. January 2020 saw the markets struggling to stay above water. Even with the equity markets starting off in a sluggish mode entering 2020, we believe the economy remains strong, unemployment is still at historically low levels, inflation has remained stable, and GDP1 has continued to grow at a moderate pace.

1

Gross Domestic Product (GDP) is the total monetary or market value of all the finished goods and services produced within a country’s borders in a specific time period. As a broad measure of overall domestic production, it functions as a comprehensive scorecard of the country’s economic health.

Volshares Large Cap ETF

Letter to Shareholders (Unaudited)
FROM THE PRESIDENT

“During the volatile up and downs of today’s markets, our company is dedicated in providing the highest quality investment products by managing volatility that matters”

Dear Shareholder,

I want to personally thank you for your investment in the Volshares Large Cap ETF. In 2019, investors faced daily challenges in the US equity markets, stemming from numerous economic and political events. Concerns over the US trade war with China, interest rate cuts, an impending recession and to end the year, we witnessed the US House of Representatives voting on a resolution for the impeachment of President Trump. While, no one is immune to the market volatility created by these headlines, notwithstanding these events created many investment opportunities before during and after these events.

Volshares Large Cap ETF (“VSL”) has been designed to take advantage of potential opportunities in the market during periods of volatility. I am pleased to report that in VSL’s first full year listed on the NYSE, VSL’s year-to-date performance for 2019, the Fund had a NAV price return of +44.69%, outperforming the S&P 500 TR by 13.20%.

At Whitford, our mantra of “managing volatility that matters” truly has yielded top-tier results for our shareholders in 2019.

As we enter year 2020, we have already experienced signs of a volatile US equity market. Just in January alone, there have been two major market altering events. The first being the senate impeachment trial of President Trump and the second was dealing with the Coronavirus. In my opinion, given this is a Presidential election year, the likelihood of volatility throughout this year is high. Since we aim to manage “volatility that matters”, we believe it is a good sign for our Fund, given that our model has historically outperformed it’s given index during periods of higher volatility.

US stocks are back at all-time highs as the longest bull market in American history continues its record-setting run into 2020. The question remains whether the US equities will be able to sustain their positive market returns throughout the remainder of 2020.

For more information about Volshares Large Cap ETF, please visit our website at www.volsharesetfs.com. Or to learn more on the underlying index methodology of our trading model and index, please feel free in contacting us we would love an opportunity to discuss. We can be reached at 1-484-328-3067.

Thank you for your continued investment in Volshares Large Cap ETF.

Sincerely,

Dominic J. Catrambone
President and Chief Executive Officer Whitford Asset Management LLC

Volshares Large Cap ETF

Letter to Shareholders (Unaudited)

Must be preceded or accompanied by a prospectus. Past performance is not a guarantee of future results.

All investments involve risk. Principal loss is possible. To the extent the Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, groups of industries, or sectors of the economy. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund may trade all or a significant portion of the securities in its portfolio in connection with each weekly reconstitution of its Index. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. The Fund is not actively managed, and the Fund’s adviser would not sell shares of an equity security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund may trade at a premium or discount to NAV. Shares of any ETF are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Brokerage commissions will reduce returns.

The Fund builds its portfolio by looking for companies that exhibit low volatility characteristics, but also demonstrate price momentum that could deliver above average returns. The Fund uses the Whitford Model, which analyzes the market sentiment for each company in the starting universe of the 500 largest companies based on the proximity of each company’s opening and closing prices to their mean, and its volatility to identify the most attractive securities in terms of their potential for short- term appreciation relative to their expected volatility. With an emphasis on RVIX “realized volatility” and market sentiment.

Whitford’s methodology ranks the 500 large cap stocks based on low volatility and market sentiment as measured by the average weekly prices, which are run through our algorithm. The twenty-five stocks with the lowest model scores are selected each week for purchase. These stocks are given an equal weighting of four percent (4%) allocation in the portfolio.

The Fund’s benchmark is the S&P 500 Index (TR) “Total Return”, the index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

Volshares Large Cap Index - Construction of the Index begins with the constituents of the Solactive US Large Cap Index (the “Equity Universe”), generally the 500 largest U.S.-listed common stocks and real estate investment trusts (“REITs”). The opening and closing prices for each company in the Equity Universe are utilized by the Whitford Model to identify the twenty-five companies with a combination of the highest likelihood of appreciation over the next one-week period and the lowest volatility compared to traditional market capitalization-based equity indexes.

The Volatility Index, or VIX, is an index created by the Chicago Board Options Exchange (CBOE), which shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities on S&P 500 index options. This volatility is meant to be forward looking, is calculated from both calls and puts, and is a widely used measure of market risk.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change at any time and are not a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

The Volshares Large Cap ETF is distributed by Quasar Distributors, LLC.

Volshares Large Cap ETF

Performance Summary

(Unaudited)

Growth of $10,000

Annualized Returns Year Ended January 31, 2020	1 Year	Since Inception (2/22/2018)
Volshares Large Cap ETF – NAV	24.51%	13.47%
Volshares Large Cap ETF – Market	25.11%	13.71%
Volshares Large Cap Index	24.74%	14.05%
S&P 500® Index	21.68%	11.69%

This chart illustrates the performance of a hypothetical $10,000 investment made on February 22, 2018, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

Volshares Large Cap ETF

Portfolio Allocation

As of January 31, 2020 (Unaudited)

Sector	Percentage of Net Assets
Manufacturing (a)	47.9%
Finance and Insurance	16.3
Transportation and Warehousing	11.6
Information	8.1
Administrative and Support and Waste Management and Remediation Services	8.0
Real Estate and Rental and Leasing	4.0
Wholesale Trade	4.0
Short-Term Investments (b)	0.0
Other Assets in Excess of Liabilities	0.1
Total	100.0%

(a)

To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 8 in Notes to Financial Statements.

(b)	Represents less than 0.05% of net assets.

Volshares Large Cap ETF

Schedule of Investments

January 31, 2020

Shares	Security Description	Value
	COMMON STOCKS — 99.9%
	Administrative and Support and Waste Management and Remediation Services — 8.0%
1,711	Global Payments, Inc.	$334,415
1,062	Mastercard, Inc. - Class A	335,528
		669,943
	Finance and Insurance — 16.3%
2,628	Assurant, Inc.	343,112
1,523	Berkshire Hathaway, Inc. - Class B (a)	341,807
3,252	Cincinnati Financial Corporation	341,297
5,855	Hartford Financial Services Group, Inc.	347,084
		1,373,300
	Information — 8.1%
4,269	T-Mobile US, Inc. (a)	338,062
2,518	Walt Disney Company	348,265
		686,327
	Manufacturing — 47.9% (b)
6,811	Altria Group, Inc.	323,727
1,048	Apple, Inc.	324,366
3,051	Celanese Corporation	315,778
2,201	Clorox Company	346,239
5,323	Exxon Mobil Corporation	330,665
38,588	Ford Motor Company	340,346
3,700	Lamb Weston Holdings, Inc.	337,847
6,409	Marathon Petroleum Corporation	349,290
6,253	Mondelez International, Inc. - Class A	358,797
6,147	NetApp, Inc.	328,250
2,253	STERIS plc	339,505
2,242	United Technologies Corporation	336,748
		4,031,558
	Real Estate and Rental and Leasing — 4.0%
3,681	SL Green Realty Corporation	338,799

The accompanying notes are an integral part of these financial statements.

Volshares Large Cap ETF

Schedule of Investments
January 31, 2020 (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.9% (Continued)
	Transportation and Warehousing — 11.6%
4,679	CH Robinson Worldwide, Inc.	$337,918
2,294	FedEx Corporation	331,804
2,944	United Parcel Service, Inc. - Class B	304,763
		974,485
	Wholesale Trade — 4.0%
1,944	Honeywell International, Inc.	336,740
	TOTAL COMMON STOCKS (Cost $8,602,489)	8,411,152

	SHORT-TERM INVESTMENTS — 0.0% (c)
2,016	First American Government Obligations Fund, Class X, 1.49% (d)	2,016
	TOTAL SHORT-TERM INVESTMENTS (Cost $2,016)	2,016
	TOTAL INVESTMENTS — 99.9% (Cost $8,604,505)	8,413,168
	Other Assets in Excess of Liabilities — 0.1%	6,956
	NET ASSETS — 100.0%	$8,420,124

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)

To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 8 in Notes to Financial Statements.

(c)	Represents less than 0.05% of net assets.
(d)	Rate shown is the annualized seven-day yield as of January 31, 2020.

The accompanying notes are an integral part of these financial statements.

Volshares Large Cap ETF

Statement of Assets and Liabilities

January 31, 2020

ASSETS
Investments in securities, at value (Cost $8,604,505)	$8,413,168
Dividends and interest receivable	10,708
Total assets	8,423,876

LIABILITIES
Management fees payable	3,752
Total liabilities	3,752
NET ASSETS	$8,420,124

Net Assets Consist of:
Paid-in capital	$8,536,028
Total distributable earnings (accumulated deficit)	(115,904)
Net assets	$8,420,124

Net Asset Value:
Net assets	$8,420,124
Shares outstanding ^	275,000
Net asset value, offering and redemption price per share	$30.62

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

Volshares Large Cap ETF

Statement of Operations

For the Year Ended January 31, 2020

INCOME
Dividends	$37,202
Interest	65
Total investment income	37,267

EXPENSES
Management fees	12,298
Total expenses	12,298

Net investment income (loss)	24,969

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	279,280
Change in unrealized appreciation (depreciation) on investments	(198,555)
Net realized and unrealized gain (loss) on investments	80,725
Net increase (decrease) in net assets resulting from operations	$105,694

The accompanying notes are an integral part of these financial statements.

Volshares Large Cap ETF

Statements of Changes in Net Assets

	Year Ended January 31, 2020	Period Ended January 31, 2019 *
OPERATIONS
Net investment income (loss)	$24,969	$26,525
Net realized gain (loss) on investments	279,280	32,071
Change in unrealized appreciation (depreciation) on investments	(198,555)	7,218
Net increase (decrease) in net assets resulting from operations	105,694	65,814

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(91,065)	(25,314)
Total distribution to shareholders	(91,065)	(25,314)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	7,775,278	11,456,212
Payments for shares redeemed	—	(10,866,495)
Net increase (decrease) in net assets derived from capital share transactions (a)	7,775,278	589,717
Net increase (decrease) in net assets	$7,789,907	$630,217

NET ASSETS
Beginning of year/period	$630,217	$—
End of year/period	$8,420,124	$630,217

(a)	A summary of capital share transactions is as follows:

	Year Ended January 31, 2020	Period Ended January 31, 2019 *
	Shares	Shares
Subscriptions	250,000	450,000
Redemptions	—	(425,000)
Net increase (decrease)	250,000	25,000

*	The Fund commenced operations on February 22, 2018. The information presented is for the period from February 22, 2018 to January 31, 2019.

The accompanying notes are an integral part of these financial statements.

Volshares Large Cap ETF

Financial Highlights

For a capital share outstanding throughout the year/period

	Year Ended January 31, 2020		Period Ended January 31, 2019 (1)
Net asset value, beginning of year/period	$25.21		$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.40		0.42
Net realized and unrealized gain (loss) on investments (4)	5.77	(3)	0.23
Total from investment operations	6.17		0.65

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.34)		(0.44)
From net realized gains	(0.42)		—
Total distributions	(0.76)		(0.44)

Net asset value, end of year/period	$30.62		$25.21

Total return	24.51	%(6)	2.63	%(5)

SUPPLEMENTAL DATA:
Net assets at end of year/period (000’s)	$8,420		$630

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.65%		0.65	%(7)
Net investment income (loss) to average net assets	1.32%		1.78	%(7)
Portfolio turnover rate (8)	4,467%		4,434	%(5)

(1)	Commencement of operations on February 22, 2018.
(2)	Calculated based on average shares outstanding during the period.
(3)	Includes a $0.02 gain per share derived from payment from Adviser. See Note 3.
(4)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain (loss) in the Statement of Operations due to share transactions for the period.

(5)	Not annualized.
(6)	Before payment from Adviser for the loss resulting from index tracking error, the total return for the period would have been 24.42%. See Note 3.
(7)	Annualized.
(8)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Volshares Large Cap ETF

Notes to Financial Statements

January 31, 2020

NOTE 1 – ORGANIZATION

Volshares Large Cap ETF (the “Fund”) is a non-diversified series of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is to track the performance, before expenses and fees, of the Volshares Large Cap Index (the “Index”). The Fund commenced operations on February 22, 2018.

The end of the reporting period for the Fund is January 31, 2020, and the period covered by these Notes to Financial Statements is the fiscal year ended January 31, 2020 (the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks and exchange-traded funds, that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

Volshares Large Cap ETF

NOTES TO FINANCIAL STATEMENTS
January 31, 2020 (Continued)

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Volshares Large Cap ETF

NOTES TO FINANCIAL STATEMENTS
January 31, 2020 (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of the end of the current fiscal period:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$8,411,152	$—	$—	$8,411,152
Short-Term Investments	2,016	—	—	2,016
Total Investments in Securities	$8,413,168	$—	$—	$8,413,168

^	See Schedule of Investments for breakout of investments by sector classification.

During the current fiscal period, the Fund did not recognize any transfers to or from Level 3.

B.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all net taxable investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. The Fund plans to file U.S. Federal and various state and local tax returns.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the current fiscal period, the Fund did not incur any interest or penalties.

Volshares Large Cap ETF

NOTES TO FINANCIAL STATEMENTS
January 31, 2020 (Continued)

C.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Distributions received from the Fund’s investments in real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. The actual character of distributions to the Fund’s shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund’s shareholders may represent a return of capital.

D.

Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities are declared and paid by the Fund at least annually. Distributions are recorded on the ex-dividend date.

E.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the current fiscal period. Actual results could differ from those estimates.

F.

Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for creation units of the Fund is equal to the Fund’s NAV per share.

G.

Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Volshares Large Cap ETF

NOTES TO FINANCIAL STATEMENTS
January 31, 2020 (Continued)

H.

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

During the fiscal period ended January 31, 2020, there were no reclassifications made for permanent differences.

During the current fiscal period, the Fund realized $0 in net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they are reclassified from distributable earnings (accumulated deficit) to paid-in capital. During the current fiscal period, the Fund had no such reclassification.

I.

Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments. There were no other events or transactions that occurred during the period subsequent to the end of the current fiscal period that materially impacted the amounts or disclosures in the Fund’s financial statements.

J.

New Accounting Pronouncements. In August 2018, FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated the impact of these changes and has adopted the disclosure framework.

Volshares Large Cap ETF

NOTES TO FINANCIAL STATEMENTS
January 31, 2020 (Continued)

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Whitford Asset Management LLC (the “Adviser”), serves as the investment adviser and index provider to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is also responsible for arranging, in consultation with Vident Investment Advisory, LLC (the “Sub-Adviser”), transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends, and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses. For services provided to the Fund, the Fund pays the Adviser 0.65% at an annual rate based on the Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”), acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board and monitors the activities of the Fund’s Custodian, transfer agent and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Fund. U.S. Bank N.A. (the “Custodian), an affiliate of Fund Services, serves as the Fund’s Custodian.

Quasar Distributors, LLC, (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

A Trustee and all officers of the Trust are affiliated with the Administrator, Distributor, and Custodian.

During the current fiscal period, the Fund had an index tracking error resulting in a loss to the Fund of $1,500, which was subsequently reimbursed to the Fund by the Adviser. The affiliated payment is included in Net realized gain (loss) on investments on the Statement of Operations.

Volshares Large Cap ETF

NOTES TO FINANCIAL STATEMENTS
January 31, 2020 (Continued)

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Fund, excluding short-term securities and in-kind transactions, were $92,248,725 and $92,301,817, respectively.

During the current fiscal period, there were no purchases or sales of U.S. Government securities.

During the current fiscal period, in-kind transactions associated with creations were $7,756,596 and there were none associated with redemptions.

NOTE 5 – INCOME TAX INFORMATION

The components of distributable earnings (accumulated deficit) and cost basis of investments for federal income tax purposes as of January 31, 2020 were as follows:

Tax cost of Investments	$8,606,256
Gross tax unrealized appreciation	$33,517
Gross tax unrealized depreciation	(226,605)
Net tax unrealized appreciation (depreciation)	(193,088)
Undistributed ordinary income	77,076
Undistributed long-term capital gains	108
Accumulated gain (loss)	77,184
Other accumulated gain (loss)	—
Distributable earnings (accumulated deficit)	$(115,904)

The difference between the cost basis for financial statements and federal income tax purposes is due primarily to wash sales.

As of January 31, 2020, the Fund deferred, on a tax-basis, no post-October capital losses and no late-year ordinary losses.

As of January 31, 2020, the Fund had no short-term or long-term capital loss carryforward.

The tax character of distributions paid by the Fund during the year ended January 31, 2020 was $91,065 of ordinary income.

The tax character of distributions paid by the Fund during the year ended January 31, 2019 was $25,314 of ordinary income.

Volshares Large Cap ETF

NOTES TO FINANCIAL STATEMENTS
January 31, 2020 (Continued)

NOTE 6 – SHARE TRANSACTIONS

Shares of the Fund are listed and trade on the New York Stock Exchange Arca, Inc. (“NYSE Arca”). Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in blocks of 25,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $250, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee, payable to the Fund, may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% of the value of the Creation Units subject to the transaction. Variable fees received by the Fund, if any, are displayed in the Capital Shares Transactions section of the Statements of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

NOTE 7 – PRINCIPAL RISK

Sector Risk. To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

Volshares Large Cap ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of Volshares Large Cap ETF and
Board of Trustees of ETF Series Solutions

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Volshares Large Cap ETF (the “Fund”), a series of ETF Series Solutions, as of January 31, 2020, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2020, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
March 30, 2020

Volshares Large Cap ETF

Trustees and Officers

(Unaudited)

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Leonard M. Rush, CPA Born: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite term; since 2012	Retired; formerly Chief Financial Officer, Robert W. Baird & Co. Incorporated (wealth management firm) (2000–2011).	49	Independent Trustee, Managed Portfolio Series (39 portfolios) (since 2011).
David A. Massart Born: 1967	Trustee	Indefinite term; since 2012	Co-Founder, President, and Chief Investment Strategist, Next Generation Wealth Management, Inc. (since 2005).	49	Independent Trustee, Managed Portfolio Series (39 portfolios) (since 2011).
Janet D. Olsen Born: 1956	Trustee	Indefinite term; since 2018	Retired; formerly Managing Director and General Counsel, Artisan Partners Limited Partnership (investment adviser) (2000–2013); Executive Vice President and General Counsel, Artisan Partners Asset Management Inc. (2012–2013); Vice President and General Counsel, Artisan Funds, Inc. (investment company) (2001–2012).	49	Independent Trustee, PPM Funds (9 portfolios) (since 2018).
Interested Trustee
Michael A. Castino Born: 1967	Trustee and Chairman	Indefinite term; Trustee since 2014; Chairman since 2013	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2013); Managing Director of Index Services, Zacks Investment Management (2011–2013).	49	None

Volshares Large Cap ETF

Trustees and Officers

(Unaudited) (Continued)

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o U.S. Bank Global Fund Services, 615 E. Michigan Street, Milwaukee, WI 53202. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Principal Officers of the Trust
Kristina R. Nelson Born: 1982	President	Indefinite term; since 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2020); Vice President, U.S. Bancorp Fund Services, LLC (2014–2020); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2013–2014).
Michael D. Barolsky Born: 1981	Vice President and Secretary	Indefinite term; since 2014 (other roles since 2013)	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Vice President, U.S. Bancorp Fund Services, LLC (2012-2019); Associate, Thompson Hine LLP (law firm) (2008–2012).
James R. Butz Born: 1982	Chief Compliance Officer	Indefinite term; since 2015	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2015); Vice President, U.S. Bancorp Fund Services, LLC (2014–2015); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011–2014).
Kristen M. Weitzel, CPA Born: 1977	Treasurer	Indefinite term; since 2014 (other roles since 2013)	Vice President, U.S. Bancorp Fund Services, LLC (since 2015); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011–2015); Manager, PricewaterhouseCoopers LLP (accounting firm) (2005–2011).
Brett M. Wickmann Born: 1982	Assistant Treasurer	Indefinite term; since 2017	Vice President, U.S. Bancorp Fund Services, LLC (since 2017); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2012–2017).
Elizabeth A. Winske Born: 1983	Assistant Treasurer	Indefinite term; since 2017	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2016); Officer, U.S. Bancorp Fund Services, LLC (2012–2016).
Jason E. Shlensky Born: 1987	Assistant Treasurer	Indefinite term; since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2019); Officer, U.S. Bancorp Fund Services, LLC (2014–2019).
Isabella K. Gentile Born: 1994	Assistant Secretary	Indefinite term; since 2020	Regulatory Administration Attorney since 2019, Regulatory Administration Intern (2018-2019) and Law Student (2016-2019).

The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available without charge, upon request, by calling toll free (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.volsharesetfs.com.

Volshares Large Cap ETF

Expense Example

For the Six-Months Ended January 31, 2020 (Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below in the Expense Example Table.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value August 1, 2019	Ending Account Value January 31, 2020	Expenses Paid During the Period (1)
Actual	$1,000.00	$1,090.90	$3.43
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.93	$3.31

(1)

The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.65%, multiplied by the average account value during the period, multiplied by 184/365 to reflect the one-half year period.

Volshares Large Cap ETF

Approval of Advisory Agreements & Board Consideration

(Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on January 28-29, 2020 (the “Meeting”), the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”) considered the approval of the continuation of the Investment Advisory Agreement (the “Advisory Agreement”) between Whitford Asset Management LLC (“Whitford” or the “Adviser”) and the Trust on behalf of the Volshares Large Cap ETF (the “Fund”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) (together, the “Agreements”) among the Adviser, the Trust, on behalf of the Fund, and Vident Investment Advisory, LLC (“VIA” or the “Sub-Adviser”).

Prior to the Meeting, the Board, including the Trustees who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), reviewed written materials from the Adviser and Sub-Adviser regarding, among other things: (i) the nature, extent, and quality of the services provided by the Adviser and Sub-Adviser; (ii) the historical performance of the Fund; (iii) the cost and profits realized from providing such services, including any fall-out benefits enjoyed by the Adviser, Sub-Adviser, or their affiliates; (iv) comparative fee and expense data for the Fund; (v) the extent to which the advisory fee for the Fund reflects economies of scale shared with Fund shareholders; and (vi) other factors the Board deemed to be relevant.

Prior to the Meeting, the Adviser and the Sub-Adviser, along with representatives from other service providers of the Fund, presented written information to help the Board evaluate the Adviser’s and Sub-Adviser’s fees and other aspects of the Agreements. Additionally, a representative from the Adviser provided an oral overview of the Fund’s strategy, the services provided to the Fund by the Adviser, and additional information about the Adviser’s personnel and business. The Board then discussed the written materials and oral presentation that it had received, and any other information that the Board received at the Meeting and deliberated on the approval of the Agreements in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important or controlling.

Approval of the Continuation of the Advisory Agreement with the Adviser

Nature, Extent, and Quality of Services Provided. The Trustees considered the scope of services provided under the Advisory Agreement, noting that the Adviser would continue to provide investment management services to the Fund. In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the quality of the Adviser’s compliance infrastructure and past reports from the Trust’s Chief Compliance Officer (“CCO”). The Board also considered its previous experience with the Adviser providing investment management services to the Fund. The Board noted that it had previously received a copy of the Adviser’s registration form (“Form ADV”), as well as the response of the Adviser to a detailed series of

Volshares Large Cap ETF

Approval of Advisory Agreements & Board Consideration

(Unaudited) (Continued)

questions which included, among other things, information about the background and experience of the firm’s key personnel, the firm’s ownership, and the services provided by the Adviser.

The Board also considered other services currently provided by the Adviser to the Fund, such as monitoring adherence to the Fund’s investment restrictions, oversight of the Sub-Adviser, monitoring compliance with various policies and procedures and with applicable securities regulations, and monitoring the extent to which the Fund achieved its investment objective as a passively-managed fund.

Historical Performance. The Board noted that it had received information regarding the Fund’s performance for various time periods in the Materials and primarily considered the Fund’s performance for periods ended November 30, 2019. Because the Fund is designed to track the performance of an index, the Board considered the extent to which the Fund tracked its index before fees and expenses. The Board noted that for the one-year and since inception periods ended November 30, 2019, the Fund performed roughly in line with its underlying index before fees and expenses.

The Board further noted that for the one-year period ended November 30, 2019, the Fund had significantly outperformed the median for funds in the universe of US Large Blend ETFs as reported by Morningstar (the “Category Peer Group”). The Board also considered that, for such one-year period, the Fund significantly outperformed the S&P 500 Index and significantly outperformed the median return for its most direct competitors as identified by the Adviser (the “Selected Peer Group”). The Board noted that such competitors generally included funds in the same or a similar Category Peer Group with a related strategy that are mentioned alongside the Fund in the media. However, the Board noted that the Fund had only been operational for less than two years, which was too short a time by which to judge how a Fund would operate over a longer period.

Cost of Services Provided and Economies of Scale. The Board reviewed the expense ratio for the Fund and compared the Fund’s expense ratio to those of the Category Peer Group and Selected Peer Group. The Board noted that the expense ratio for the Fund was significantly higher than the Category Peer Group and Selected Peer Group medians, but within the range of expense ratios for such groups. The Board also noted that, because the Category Peer Group included a number of significantly larger, low-cost ETFs, the peer group may not allow for an apt comparison by which to judge the Fund’s expense ratio.

The Board took into consideration that the advisory fee for the Fund was a “unified fee,” meaning the Fund paid no expenses other than the advisory fee and certain other costs such as interest, brokerage, acquired fund fees and expenses, extraordinary expenses and, to the extent it is implemented, fees pursuant to a Distribution and/or

Volshares Large Cap ETF

Approval of Advisory Agreements & Board Consideration

(Unaudited) (Continued)

Shareholder Servicing (12b-1) Plan. The Board noted that the Adviser continued to be responsible for compensating the Trust’s other service providers and paying the Fund’s other expenses out of its own fee and resources. In this regard, the Board considered the Adviser’s financial resources and information provided by the Adviser’s CEO regarding the Adviser’s ability to raise capital if needed to support its management of the Fund and obligation under the “unified fee” arrangement. The Board also evaluated the compensation and benefits received by the Adviser from its relationship with the Fund, taking into account analyses of the Adviser’s profitability with respect to the Fund.

The Board expressed the view that it currently appeared that the Adviser might realize economies of scale in managing the Fund as assets grow in size. The Board further determined that, based on the amount and structure of the Fund’s unitary fee, such economies of scale would be shared with Fund shareholders, although the Board intends to monitor fees as the Fund grows in size and assess whether fee breakpoints may be warranted.

Conclusion. No single factor was determinative of the Board’s decision to approve the continuation of the Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the continuation of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Approval of the Continuation of the Sub-Advisory Agreement with the Sub-Adviser

Nature, Extent, and Quality of Services Provided. The Board considered the scope of services provided to the Fund under the Sub-Advisory Agreement, noting that VIA would continue to provide investment management services to the Fund. The Board noted the responsibilities that VIA has as the Fund’s investment sub-adviser, including: responsibility for the general management of the day-to-day investment and reinvestment of the assets of the Fund; determining the daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of the Fund’s shares conducted on a cash-in-lieu basis; oversight of general portfolio compliance with relevant law; responsibility for daily monitoring of tracking error and quarterly reporting to the Board; and implementation of Board directives as they relate to the Fund.

In considering the nature, extent, and quality of the services provided by VIA, the Board considered reports of the Trust’s CCO with respect to VIA’s compliance program and VIA’s experience providing investment management services to other ETFs,

Volshares Large Cap ETF

Approval of Advisory Agreements & Board Consideration

(Unaudited) (Continued)

including other series of the Trust. VIA’s registration form (“Form ADV”) was provided to the Board, as was the response of VIA to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund.

Historical Performance. The Board noted that it had received information regarding the Fund’s performance for various time periods in the Materials and primarily considered the Fund’s performance for periods ended November 30, 2019. Because the Fund is designed to track the performance of an index, the Board considered the extent to which the Fund tracked its index before fees and expenses. The Board noted that for the one-year and since inception periods ended November 30, 2019, the Fund performed roughly in line with its underlying index before fees and expenses. However, the Board noted that the Fund had only been operational for less than two years, which was too short a time by which to judge how a Fund would operate over a longer period.

Costs of Services Provided and Economies of Scale. The Board reviewed the advisory fees paid by Whitford to VIA for its services to the Fund. The Board considered that the fees paid to VIA are paid by Whitford and noted that the fee reflected an arm’s-length negotiation between Whitford and VIA. The Board also took into account analyses of VIA’s profitability with respect to the Fund.

The Board expressed the view that it currently appeared that VIA might realize economies of scale in managing the Fund as assets grow in size and noted that the fee schedule includes breakpoints as assets grow in size. The Board further noted that because the Fund pays Whitford a unified fee, any benefits from the breakpoints in the sub-advisory fee schedule would accrue to Whitford, rather than Fund shareholders. Consequently, the Board determined that it would monitor fees as the Fund grows to determine whether economies of scale were being effectively shared with the Fund and its shareholders.

Conclusion. No single factor was determinative of the Board’s decision to approve the Sub-Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Sub-Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the continuation of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

Volshares Large Cap ETF

Federal Tax Information

(Unaudited)

For the year ended January 31, 2020, certain dividends paid by the Fund may be subject to a maximum rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was 7.23%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividend received deduction for the year ended January 31, 2020 was 7.19%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 71.43%.

Information About Portfolio Holdings
(Unaudited)

The Fund files its complete schedules of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020). The Fund’s Form N-Q or Part F of Form N-PORT is available without charge, upon request, by calling toll-free at (800) 617-0004. Furthermore, you may obtain the Form N-Q or Part F of Form N-PORT on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on its website at www.volsharesetfs.com daily.

Information About Proxy Voting
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the SAI. The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.volsharesetfs.com.

Information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

Volshares Large Cap ETF

Frequency Distribution of Premiums and Discounts
(Unaudited)

Information regarding how often shares of the Fund trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available, without charge, on the Fund’s website at www.volsharesetfs.com.

(This Page Intentionally Left Blank.)

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Adviser and Index Provider

Whitford Asset Management LLC
43 Leopard Road, Suite 201
Paoli, Pennsylvania 19301

Sub-Adviser

Vident Investment Advisory, LLC
1125 Sanctuary Parkway, Suite 515
Alpharetta, Georgia 30009

Distributor

Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

Volshares Large Cap ETF

Symbol – VSL
CUSIP – 26922A495

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Leonard Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 1/31/2020	FYE 1/31/2019
Audit Fees	$14,000	$14,000
Audit-Related Fees	$0	$0
Tax Fees	$3,500	$3,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 1/31/2020	FYE 1/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 1/31/2020	FYE 1/31/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Leonard M. Rush, David A. Massart, and Janet D. Olsen.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in registrant’s independent public accountant. There was no change in the registrant’s public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETF Series Solutions

By (Signature and Title		/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	3/30/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	3/30/2020

By (Signature and Title)*		/s/ Kristen M. Weitzel
Kristen M. Weitzel, Treasurer (principal financial officer)

Date	3/30/2020

* Print the name and title of each signing officer under his or her signature.